                AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER


         This Amendment No. 2 (the "AMENDMENT") made as of this 29th day of October, 1997, is by and among Kitty Hawk, Inc., a Delaware corporation ("KITTY HAWK"), Kitty Hawk - AIA, Inc., a Michigan corporation ("KITTY HAWK - AIA"), Kitty Hawk - AIT, Inc., a Michigan corporation ("KITTY HAWK - AIT"), Kitty Hawk
- FOL, Inc., a Michigan corporation ("KITTY HAWK - FOL"), Kitty Hawk - KFS, Inc., a Michigan corporation ("KITTY HAWK - KFS"), Kitty Hawk - OK, Inc., a Michigan corporation ("KITTY HAWK - OK"), M. Tom Christopher ("CHRISTOPHER"), American International Airways, Inc., a Michigan corporation ("AIA"), American International Travel, Inc., a Michigan corporation ("AIT"), Flight One Logistics, Inc., a Michigan corporation ("FOL"), Kalitta Flying Service, Inc., a Michigan corporation ("KFS"), O.K. Turbines, Inc., a Michigan corporation ("OK"), and Conrad Kalitta ("KALITTA") and amends the Agreement and Plan of Merger, dated September 22, 1997 among the parties hereto (the "AGREEMENT"), as amended by Amendment No. 1 to Agreement and Plan of Merger dated October 23, 1997 among the parties hereto.

         WHEREAS, the parties desire to amend certain terms of the Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1. Section 5.2.7(b) of the Agreement shall be amended by deleting the entire section and replacing it with the following:

                 (b) Prior to November 14, 1997, Kitty Hawk will obtain an appraisal of the fair market rental value of the Office Premises from a certified real estate appraiser selected by Kitty Hawk with the consent of Kalitta (which consent shall not be unreasonably withheld) and will by notice to Kalitta and AIA propose a modification to the Office Lease (a "LEASE-MODIFICATION PROPOSAL") to reflect the fair market value rental rate as set forth in such appraisal.

         2. Except as amended, all other terms and provisions in the Agreement shall remain unchanged.

         3. This Amendment may be signed in multiple counterparts, all of which together shall be deemed to constitute one amendment to the Agreement.

                                   * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as of the date first written hereinabove.

                                       KITTY HAWK, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------

                                       KITTY HAWK - AIA, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------


                                       KITTY HAWK - AIT, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------


                                       KITTY HAWK - FOL, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------


                                       KITTY HAWK - KFS, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------





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
                                       KITTY HAWK - OK, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------

                                       -----------------------------------------
                                       M. Tom Christopher


                                       AMERICAN INTERNATIONAL AIRWAYS, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------


                                       AMERICAN INTERNATIONAL TRAVEL, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------


                                       FLIGHT ONE LOGISTICS, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------


                                       KALITTA FLYING SERVICES, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------





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
                                       O.K. TURBINES, INC.


                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------


                                       -----------------------------------------
                                       Conrad Kalitta





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